Gross and Net Realized Investment Gains (Losses) (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Investment gains/losses [Line Items]
OTTI	$ (184)		$ (241)
Realized investment gains, net	583	$ 77	829
Fixed-maturity securities
Investment gains/losses [Line Items]
Gross gains on sales	895	277	2,324
Gross losses on sales	(133)	(206)	(1,286)
OTTI	(184)	0	(241)
Other	5	6	32
Realized investment gains, net	$ 583	$ 77	$ 829